EXHIBIT 99.1

    EBITDA represents net income (loss) before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

    Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Six Months ended June 30,				Year Ended December 31,						LTM June 30,
	2010		2009		2009		2008		2007		2010
Net Income (Loss)	$35,225		$(3,861)		$182,936		$208,887		$197,295		$222,022

Interest expense (net of AFUDC(1) - debt)	160,836		166,192		334,314		300,857		279,788		328,958
Income tax expense (benefit)	18,151		(1,821)		75,451		95,354		87,555		95,423
Depreciation and amortization	165,644		158,371		321,921		260,608		235,532		329,194

EBITDA	$379,856		$318,881		$914,622		$865,706		$800,170		$975,597

EBITDA/Interest expense	2.36	x	1.92	x	2.74	x	2.88	x	2.86	x	2.97	x
Total Debt/EBITDA	14.74	x	17.50	x	5.95	x	6.09	x	5.31	x	5.74	x

NV Energy, Inc.

Interest expense (net of AFUDC(1) - debt)	$160,836		$166,192		$334,314		$300,857		$279,788		$328,958

Long-term debt	$5,242,442		$5,571,799		$5,303,357		$5,266,982		$4,137,864		$5,242,442
Current maturities of long-term debt	357,163		9,085		134,474		9,291		110,285		357,163
Total Debt	$5,599,605		$5,580,884		$5,437,831		$5,276,273		$4,248,149		$5,599,605

(1)   Allowance for funds used during construction.

Nevada Power Company
EBITDA
	Six Months ended June 30,				Year Ended December 31,						LTM June 30,
	2010		2009		2009		2008		2007		2010
Net Income (Loss)	$17,458		$(22,650)		$134,284		$151,431		$165,694		$174,392

Interest expense (net of AFUDC(1) - debt	107,352		112,180		226,252		186,822		174,667		221,424
Income tax expense (benefit)	8,879		(10,969)		61,652		71,382		78,352		81,500
Depreciation and amortization	112,755		105,873		215,873		171,080		152,139		222,755

EBITDA	$246,444		$184,434		$638,061		$580,715		$570,852		$700,071

EBITDA/Interest expense	2.30	x	1.64	x	2.82	x	3.11	x	3.27	x	3.16	x
Total Debt/EBITDA	15.55	x	20.18	x	5.73	x	5.84	x	4.44	x	5.47	x

Nevada Power Company

Interest expense (net of AFUDC(1) - debt)	$107,352		$112,180		$226,252		$186,822		$174,667		$221,424

Long-term debt	$3,475,347		$3,712,016		$3,535,440		$3,385,106		$2,528,141		$3,475,347
Current maturities of long-term debt	357,163		9,085		119,474		8,691		8,642		357,163
Total Debt	$3,832,510		$3,721,101		$3,654,914		$3,393,797		$2,536,783		$3,832,510

(1)   Allowance for funds used during construction.

Sierra Pacific Power Company
EBITDA
	Six Months ended June 30,				Year Ended December 31,						LTM June 30,
	2010		2009		2009		2008		2007		2010
Net Income	$28,435		$33,940		$73,085		$90,582		$65,667		$67,580

Interest expense (net of AFUDC(1) - debt)	34,158		34,686		69,413		72,712		60,735		68,885
Income tax expense	15,693		15,255		31,225		37,603		26,009		31,663
Depreciation and amortization	52,889		52,498		106,048		89,528		83,393		106,439

EBITDA	$131,175		$136,379		$279,771		$290,425		$235,804		$274,567

EBITDA/Interest expense	3.84	x	3.93	x	4.03	x	3.99	x	3.88	x	3.99	x
Total Debt/EBITDA	9.77	x	10.07	x	4.64	x	4.81	x	5.03	x	4.67	x

Sierra Pacific Power Company

Interest expense (net of AFUDC(1) - debt)	$34,158		$34,686		$69,413		$72,712		$60,735		$68,885

Long-term debt	$1,281,500		$1,373,992		$1,282,225		$1,395,987		$1,084,550		$1,281,500
Current maturities of long-term debt	-		-		15,000		600		101,643		-
Total Debt	$1,281,500		$1,373,992		$1,297,225		$1,396,587		$1,186,193		$1,281,500

(1)   Allowance for funds used during construction.